Exhibit 99.1

Filed by W. P. Carey & Co. LLC

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: W. P. Carey & Co. LLC

(Commission File Number: 001-13779)

W. P. Carey & Co. LLC

Supplemental Operating and Financial Data

As of December 31, 2011

Important Disclosures About this Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC LLC,” “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. “GAAP” means generally accepted accounting principles in the United States. “CPA® REITs” means Corporate Property Associates 15 Incorporated (“CPA®:15”), Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”) and Corporate Property Associates 17 – Global Incorporated (“CPA®:17 – Global”). The “REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was part of the CPA® REITs until its merger with a subsidiary of CPA®:16 – Global on May 2, 2011 (the “CPA®:14/16 Merger”).

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations—as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey & Co. LLC (“W. P. Carey”) and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the anticipated future financial and operating performance and results, including estimates of growth. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks include, but are not limited to, the general economic climate, the supply of and demand for office and industrial properties, interest rate levels, the availability of financing, and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or that costs may be greater than anticipated. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov, including: (a) Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC on February 25, 2011 and (b) in the Current Report on Form 8-K filed with the SEC on June 10, 2011. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

W. P. CAREY & CO. LLC

Supplemental Unaudited Operating and Financial Data

As of December 31, 2011

W. P. CAREY & CO. LLC

Company Overview

December 31, 2011

Key Company Contacts		Executive Offices
Trevor P. Bond	President, Chief Executive Officer and Director	50 Rockefeller Plaza
Mark J. DeCesaris	Managing Director, Chief Financial Officer	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Susan C. Hyde	Managing Director, Director of Investor Relations	Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Andrew T. DiZio	Janney Montgomery Scott LLC

	September 30,	September 30,	September 30,	September 30,	September 30,
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Stock Data (NYSE: WPC)	2011	2011	2011	2011	2010
High Price	$44.71	$42.72	$41.82	$38.00	$33.97
Low Price	34.50	32.76	34.75	29.75	28.83
Closing Price	40.94	36.43	40.50	35.70	31.29

Distributions declared per share — annualized	$2.25	$2.24	$2.20	$2.05	$2.04

Distribution yield (annualized distribution / closing stock price)	5.50%	6.15%	5.43%	5.74%	6.52%

Shares outstanding at quarter end	39,729,018	39,717,286	39,707,156	39,614,250	39,454,847

Market value of outstanding shares at quarter end (in thousands)	$1,626,506	$1,446,901	$1,608,140	$1,414,229	$1,234,542

W. P. Carey 2011 Supplemental 8-K — 1

W. P. CAREY & CO. LLC

Financial Highlights

(in thousands, except per share amounts)

These financial highlights include non-GAAP financial measures, including EBITDA, AFFO and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three Months Ended					Years Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011 (b)	March 31, 2011	December 31, 2010	2011 (b)	2010	2009
EBITDA (a)
Investment management	$10,531	$21,631	$58,912	$21,359	$27,562	$112,433	$69,886	$56,679
Real estate ownership	13,098	23,017	57,673	19,513	14,172	115,908	70,603	75,174

Total	$23,629	$44,648	$116,585	$40,872	$41,734	$228,341	$140,489	$131,853

AFFO (a)
Investment management	$14,290	$18,546	$48,157	$20,650	$18,194	$101,643	$50,239	$37,541
Real estate ownership	20,919	23,004	24,611	18,492	18,083	87,210	80,631	85,335

Total	$35,209	$41,550	$72,768	$39,142	$36,277	$188,853	$130,870	$122,876

EBITDA Per Share (Diluted) (a)
Investment management	$0.26	$0.54	$1.46	$0.53	$0.69	$2.80	$1.75	$1.43
Real estate ownership	0.33	0.57	1.44	0.49	0.35	2.89	1.76	1.89

Total	$0.59	$1.11	$2.90	$1.02	$1.04	$5.69	$3.51	$3.32

AFFO Per Share (Diluted) (a)
Investment management	$0.36	$0.46	$1.20	$0.51	$0.45	$2.54	$1.26	$0.94
Real estate ownership	0.52	0.57	0.61	0.46	0.45	2.17	2.01	2.15

Total	$0.88	$1.03	$1.81	$0.97	$0.90	$4.71	$3.27	$3.09

						Years Ended December 31,
						2011	2010	2009
Adjusted Cash Flow From Operating Activities
Adjusted cash flow						$98,588	$88,634	$93,880

Adjusted cash flow per share (diluted)						$2.46	$2.22	$2.36

Distributions declared per share						$2.185	$2.028	$1.996

Payout ratio (distributions per share/adjusted cash flow per share)						89%	91%	85%

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, 2010 as well as the years ended December 31, 2010 and 2009 have been adjusted to reflect this reclassification.
(b)	Results for the three months ended June 30, 2011 and the year ended December 31, 2011 include the impact of the CPA®14/16 Merger in May 2011.

W. P. Carey 2011 Supplemental 8-K — 2

W. P. CAREY & CO. LLC

Reconciliation of Net Income to EBITDA

(in thousands, except share and per share amounts)

	Three Months Ended					Years Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011 (b)	March 31, 2011	December 31, 2010	2011 (b)	2010	2009
Investment Management
Net income from investment management attributable to W.P. Carey members (a)	$13,095	$15,737	$31,989	$13,177	$15,731	$73,998	$41,573	$31,059
Adjustments:
Provision for income taxes	(3,540)	5,075	26,056	7,380	10,668	34,971	23,661	21,813
Depreciation and amortization	976	819	867	802	1,163	3,464	4,652	3,807

EBITDA — investment management	$10,531	$21,631	$58,912	$21,359	$27,562	$112,433	$69,886	$56,679

EBITDA per share (diluted)	$0.26	$0.54	$1.46	$0.53	$0.69	$2.80	$1.75	$1.43

Real Estate Ownership
Net (loss) income from real estate ownership attributable to W. P. Carey members (a)	$(4,004)	$9,465	$47,123	$10,166	$4,050	$65,081	$32,399	$37,964
Adjustments:
Interest expense	6,260	5,989	5,396	4,440	4,334	21,920	15,725	14,462
Provision for income taxes	2,227	856	(1,296)	194	914	2,257	2,161	980
Depreciation and amortization	8,416	6,361	6,438	4,648	4,210	25,054	17,952	17,072
Reconciling items attributable to discontinued operations	199	346	12	65	664	1,596	2,366	4,696

EBITDA — real estate ownership	$13,098	$23,017	$57,673	$19,513	$14,172	$115,908	$70,603	$75,174

EBITDA per share (diluted)	$0.33	$0.57	$1.44	$0.49	$0.35	$2.89	$1.76	$1.89

Total Company
EBITDA	$23,629	$44,648	$116,585	$40,872	$41,734	$228,341	$140,489	$131,853

EBITDA per share (diluted)	$0.59	$1.11	$2.90	$1.02	$1.04	$5.69	$3.51	$3.32

Diluted weighted average shares outstanding	40,152,444	40,404,520	40,243,548	40,242,706	40,104,715	40,098,095	40,007,894	39,712,735

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, 2010 as well as the years ended December 31, 2010 and 2009 have been adjusted to reflect this reclassification.
(b)	Results for the three months ended June 30, 2011 and the year ended December 31, 2011 include the impact of the CPA®14/16 Merger in May 2011.

Non-GAAP Financial Disclosure

EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.

W. P. Carey 2011 Supplemental 8-K — 3

W. P. CAREY & CO. LLC

Reconciliation of Net Income to Funds from Operations – as Adjusted (AFFO)

(in thousands, except share and per share amounts)

	Three Months Ended					Years Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011 (d)	March 31, 2011	December 31, 2010	2011 (d)	2010	2009
Investment Management
Net Income from investment management attributable to W. P. Carey members (a)	$13,095	$15,737	$31,989	$13,177	$15,731	$73,998	$41,573	$31,059

FFO — as defined by NAREIT (b)	13,095	15,737	31,989	13,177	15,731	73,998	41,573	31,059

Adjustments:
Amortization and other non-cash charges	3,297	4,953	17,583	7,473	2,463	33,306	8,666	6,482
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
AFFO adjustments to equity earnings from equity investments	(2,102)	(2,144)	(1,415)	—	—	(5,661)	—	—

Total adjustments	1,195	2,809	16,168	7,473	2,463	27,645	8,666	6,482

AFFO — Investment Management	$14,290	$18,546	$48,157	$20,650	$18,194	$101,643	$50,239	$37,541

Real Estate Ownership
Net Income from real estate ownership attributable to W. P. Carey members (a)	$(4,004)	$9,465	$47,123	$10,166	$4,050	$65,081	$32,399	$37,964
Adjustments:
Depreciation and amortization of real property	8,415	6,194	6,240	4,475	4,565	25,324	19,022	18,948
Impairment charges	5,498	4,934	41	—	6,763	10,473	15,381	10,424
Loss (gain) on sale of real estate, net	3,655	396	121	(781)	—	3,391	(460)	(7,701)
Proportionate share of adjustments to to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	1,208	1,173	1,328	1,548	1,550	5,257	6,477	10,598
Impairment charges	—	—	—	1,090	—	1,090	1,394	—
Loss (gain) on sale of real estate, net	—	—	34	—	—	34	(38)	—
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(508)	(1,157)	(123)	(196)	(195)	(1,984)	(727)	(586)

Total adjustments	18,268	11,540	7,641	6,136	12,683	43,585	41,049	31,683

FFO — as defined by NAREIT (b)	14,264	21,005	54,764	16,302	16,733	108,666	73,448	69,647

Adjustments:
Gain on change in control of interests (c)	—	—	(27,859)	—	—	(27,859)	—	—
Gain on deconsolidation of a subsidiary	—	(1,008)	—	—	—	(1,008)	—	—
Other gains, net	(1,118)	135	—	—	(755)	(983)	(755)	(2,796)
Other depreciation, amortization and non-cash charges	853	168	(2,443)	(635)	(14)	(1,780)	(934)	(4,122)

W. P. Carey 2011 Supplemental 8-K — 4

	Three Months Ended					Years Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011 (d)	March 31, 2011	December 31, 2010	2011 (d)	2010	2009
Straight-line and other rent adjustments	(1,804)	(1,014)	(1,020)	(417)	128	(4,255)	295	1,273
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
Other depreciation, amortization and other non-cash charges	—	—	—	—	—	—	25	24
Straight-line and other rent adjustments	(414)	(463)	(142)	(622)	(532)	(1,641)	(2,260)	(1,371)
AFFO adjustments to equity earnings from equity investments	9,084	4,122	1,238	3,778	2,485	15,798	10,696	22,675
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	54	59	73	86	38	272	116	5

Total adjustments	6,655	1,999	(30,153)	2,190	1,350	(21,456)	7,183	15,688

AFFO — Real Estate Ownership	$20,919	23,004	24,611	18,492	18,083	87,210	80,631	85,335

Total Company
FFO — as defined by NAREIT	$27,359	$36,742	$86,753	$29,479	$32,464	$182,664	$115,021	$100,706

FFO — as defined by NAREIT (diluted)	$0.68	$0.91	$2.16	$0.73	$0.81	$4.56	$2.87	$2.54

AFFO	$35,209	$41,550	$72,768	$39,142	$36,277	$188,853	$130,870	$122,876

AFFO per share (diluted)	$0.88	$1.03	$1.81	$0.97	$0.90	$4.71	$3.27	$3.09

Diluted weighted average shares outstanding	40,152,444	40,404,520	40,243,548	40,242,706	40,104,715	40,098,095	40,007,894	39,712,735

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, 2010 as well as the years ended December 31, 2010 and 2009 have been adjusted to reflect this reclassification.
(b)	The SEC Staff has recently advised that they take no position on the inclusion or exclusion of impairment write-downs in arriving at Funds from Operations (“FFO”). Since 2003, the National Association of Real Estate Investment Trusts (“NAREIT”) has taken the position that the exclusion of impairment charges is consistent with its definition of FFO. Accordingly, we have revised our computation of FFO to exclude impairment charges, if any, in arriving at FFO for all periods presented.
(c)

Represents gain recognized on purchase of the remaining interests in two ventures from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.9 million during the year ended December 31, 2011 to adjust the carrying value of our existing interests in these ventures to their estimated fair values.

(d)	Results for the three months ended June 30, 2011 and the year ended December 31, 2011 include the impact of the CPA®14/16 Merger in May 2011.

Non-GAAP Financial Disclosure

FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however, FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.

We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations.

W. P. Carey 2011 Supplemental 8-K — 5

W. P. Carey & Co. LLC

Adjusted Cash Flow from Operating Activities

(in thousands, except share and per share amounts)

	September 30,	September 30,	September 30,
	Years Ended December 31,
	2011	2010	2009
Cash flow provided by operating activities	$80,116	$86,417	$74,544
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	17,033	9,253	18,503
Distributions paid to noncontrolling interests, net (b)	(946)	(614)	(568)
Changes in working capital (c)	12,718	(6,422)	1,401
CPA®:14/16 Merger - revenue net of costs/taxes (d)	(10,333)	—	—

Adjusted cash flow from operating activities	$98,588	$88,634	$93,880

Adjusted cash flow per share (diluted)	$2.46	$2.22	$2.36

Distributions declared per share	$2.185	$2.028	$1.996

Payout ratio (distributions per share/adjusted cash flow per share)	89%	91%	85%

Diluted weighted average shares outstanding	40,098,095	40,007,894	39,712,735

(a)

We take a substantial portion of our asset management revenue in shares of the CPA® REITs. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of distributions made by ventures that we consolidate in our financial statements.
(c)	Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually recognized.
(d)

Amounts represent termination and subordinated disposition revenue, net of a 45% tax provision, earned in connection with the CPA®:14/16 Merger. This revenue is generally earned in connection with events that provide liquidity or alternatives to the CPA® REIT shareholders. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of the net revenue earned in connection with the CPA®:14/16 Merger.

Non-GAAP Financial Disclosure

Adjusted cash flow from operating activities refers to our cash flow from operating activities (as computed in accordance with GAAP) adjusted, where applicable, primarily to: add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity income; subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate; and eliminate changes in working capital. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash flow provided by operating activities to reflect these actual cash receipts and cash payments, as well as eliminating the effect of timing differences between the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized may give investors additional information about our actual cash flow that is not incorporated in cash flow from operating activities as defined by GAAP.

We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations as it gives investors important information about our liquidity that is not provided within cash flow from operating activities as defined by GAAP, and we use this measure when evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity.

W. P. Carey 2011 Supplemental 8-K — 6

W. P. CAREY & CO. LLC

Revenue Stability Analysis (Pro rata Basis)

(in thousands)

	Three Months Ended										Years Ended December 31,
	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		2011		2010		2009
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Asset management revenue	$15,529	30%	$14,840	22%	$16,619	16%	$19,820	31%	$19,127	28%	$66,808	23%	$76,246	34%	$76,621	38%
Incentive, termination and subordinated disposition revenue (a)	—	0%	—	0%	52,515	50%	—	0%	—	0%	52,515	19%	—	0%	—	0%
Pro rata net lease revenues	32,021	62%	31,255	46%	29,727	29%	27,453	44%	26,739	38%	119,394	42%	105,542	46%	100,428	50%

	47,550	92%	46,095	68%	98,861	95%	47,273	75%	45,866	66%	238,717	84%	181,788	80%	177,049	88%

Structuring revenue (b)	3,930	8%	21,221	32%	5,735	5%	15,945	25%	23,881	34%	46,831	16%	44,525	20%	23,273	12%

Total Adjusted Revenue	$51,480	100%	$67,316	100%	$104,596	100%	$63,218	100%	$69,747	100%	$285,548	100%	$226,313	100%	$200,322	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$63,169		$78,372		$118,398		$77,532		$81,969		$336,409		$269,854		$228,381
Less: Reimbursed costs from affiliates (c)	(15,344)		(14,707)		(17,059)		(17,719)		(13,713)		(64,829)		(60,023)		(47,534)
Less: Wholesaling revenue (c)	(2,876)		(2,586)		(2,922)		(3,280)		(4,503)		(11,664)		(11,096)		(7,691)
Add: Pro rata share of revenues from equity investments	6,967		6,689		6,844		7,760		6,889		28,260		31,291		31,124
Less: Pro rata share of revenues due to noncontrolling interests	(436)		(452)		(665)		(1,075)		(895)		(2,628)		(3,713)		(3,958)

Total Adjusted Revenue	$51,480		$67,316		$104,596		$63,218		$69,747		$285,548		$226,313		$200,322

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues – as reported	$19,360		$18,609		$17,839		$15,460		$15,403		$70,206		$59,881		$58,564
Add: Pro rata share of revenues from equity investments	6,967		6,689		6,844		7,760		6,889		28,260		31,291		31,124
Less: Pro rata share of revenues due to noncontrolling interests	(436)		(452)		(665)		(1,075)		(895)		(2,628)		(3,713)		(3,958)
Add: Other real estate income (d)	6,130		6,409		5,709		5,308		5,342		23,556		18,083		14,698

Total Pro Rata Net Lease Revenues	$32,021		$31,255		$29,727		$27,453		$26,739		$119,394		$105,542		$100,428

(a)

Upon consummation of the CPA®:14/16 Merger, we earned revenues of $31.2 million in connection with the termination of the advisory agreement with CPA®:14, which we received in the form of shares of CPA®:16 – Global common stock, and $21.3 million of subordinated disposition revenues.

(b)	We earn structuring revenue on acquisitions structured on behalf of the REITs we manage and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the REITs totaled approximately $132 million, $498 million, $249 million, $345 million and $593 million for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and approximately $1.2 billion, $1.0 billion and $508 million for the years ended December 31, 2011, 2010 and 2009, respectively.
(c)

Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 – Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offerings.

(d)	Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties, and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.

Note:	Amounts presented for prior periods do not reflect subsequent adjustments to historical amounts presented for assets reclassified as held for sale or sold.

W. P. Carey 2011 Supplemental 8-K — 7

Non-GAAP Financial Disclosure

Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. Carey 2011 Supplemental 8-K — 8

W. P. CAREY & CO. LLC

Portfolio Debt Overview (Pro rata Basis)

As of December 31, 2011

(in thousands)

Portfolio Debt Maturity

	September 30,
Year of Maturity	Outstanding Balance
2012	$29,104
2013	817
2014	295,566	(a)
2015	47,718
2016	61,779
2017	54,598
2018	30,017
2019	25,399
2020	92,582
2021	4,927
2022	—
2023	4,823
2024	—
2025	24,000

Total	$671,330

Debt Maturity Analysis

Year of Maturity

Fixed and Variable Rate Debt Analysis

September 30,
Non-Recourse Debt	Outstanding Balance
Fixed	$288,816
Fixed — Future Rate Reset	62,155
Variable — Capped	21,775
Variable — Floating	14,047
Fixed — Swap Agreement	47,017
Variable	4,360

438,170

Recourse Debt
Variable — Line of Credit	233,160

Total Debt	$671,330

(a)	Amount includes outstanding recourse debt on the unsecured line of credit.

W. P. Carey 2011 Supplemental 8-K — 9

W. P. CAREY & CO. LLC

Detailed Debt Summary (Pro rata Basis)

As of December 31, 2011

(in thousands)

	000000	000000		000000	000000
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Current Interest Rate		Maturity Date	Outstanding Balance
Qwest Communications, Inc.	Fixed	7.50%		Jun-2012	$1,304
AutoZone, Inc. — Series C	Fixed	6.85%		Aug-2012	154
Anthony’s Manufacturing Company	Fixed	5.11%		Oct-2012	8,020
BE Aerospace, Inc.	Fixed	6.11%		Nov-2012	7,990
Faurecia Exhaust Systems, Inc.	Fixed	5.16%		Nov-2012	2,313
Alstom Power, Inc. and Werner Co.	Fixed	5.18%		Dec-2012	9,323
AutoZone, Inc. — Series D	Fixed	6.85%		Aug-2013	817
US Airways Group, Inc. (75%)	Variable - Floating	4.27%		Apr-2014	14,047
Billipp Portfolio	Variable	2.75%		May-2014	4,360
Carrefour France, SAS (46%) (a)	Fixed - Future Rate Reset	5.55%		Dec-2014	43,999
Hibbett Sports	Fixed - Swap	6.45%		May-2015	4,557
Lowe’s Home Improvement Warehouse	Fixed	4.87%		Sep-2015	8,532
Bouygues Telecom, S.A. (Tours) (95%) (a)	Fixed	3.07%		Oct-2015	5,293
The American Bottling Company	Fixed	5.13%		Nov-2015	29,336
World Color Printing	Fixed	5.30%		May-2016	4,939
CheckFree Holdings, Inc. (b)	Fixed	6.18%		Jun-2016	28,752
Self-Storage Facility — Bentonville, AR (40%)	Fixed	6.41%		Jul-2016	823
Sprint Spectrum, LP	Fixed	4.85%		Aug-2016	8,418
Self-Storage Facility — Tallahassee, FL (40%)	Fixed	6.05%		Oct-2016	1,559
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (a) (c)	Fixed	5.01%		Oct-2016	10,574
Consolidated Systems, Inc. (60%)	Fixed	5.87%		Nov-2016	6,714
Hellweg Die Profi-Baumärkte GmbH & Co. KG (5%) (a)	Fixed	5.49%		Jan-2017	896
24 Hour Fitness USA, Inc.	Fixed	5.50%		Jun-2017	3,314
Amylin Pharmaceuticals, Inc. (b)	Fixed	6.20%		Jul-2017	34,800
Medica France, S.A. (46%) (a)	Fixed	4.50%		Oct-2017	15,588
The New York Times Company (17.75%)	Variable - Capped	2.87%		Apr-2018	21,775
OBI Wroclaw (a)	Fixed - Swap	5.48%		May-2018	8,242
Self-Storage Portfolio (40%) (c)	Fixed - Future Rate Reset	7.03%		Feb-2019/Mar-2019	12,714
Orbital Sciences Corporation	Fixed	7.75%		Jul-2019	12,685
JPMorgan Chase Bank, N.A.	Fixed - Swap	5.47%		Jul-2020	34,218
Self-Storage Facilities — Chicago, IL (40%)	Fixed - Future Rate Reset	6.25%		Aug-2020	2,757
Self-Storage Facility — Pensacola, FL	Fixed - Future Rate Reset	6.25%		Nov-2020	1,838
Self-Storage Facility — Chicago, IL (40%)	Fixed - Future Rate Reset	6.62%		Dec-2020	847
Federal Express Corporation (b)	Fixed	5.48%		Dec-2020	52,922
Information Resources, Inc. (33%)	Fixed	5.92%		Feb-2021	4,927
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	4,823
Google, Inc.	Fixed	5.15%		Nov-2025	24,000

Total Non-Recourse Debt		5.41	%(c)		438,170

Unsecured Line of Credit	Variable	4.00%		Dec-2014	233,160

Total Debt		4.92	%(c)		$671,330

(a)	Debt balance calculated using an exchange rate of 1.2950 EUR/USD as of December 31, 2011.
(b)	In connection with the CPA®:14/16 Merger, we purchased the remaining interest in the property, in which we already had an equity interest, from CPA®:14.
(c)	Reflects the weighted-average interest rate for the applicable debt.

W. P. Carey 2011 Supplemental 8-K — 10

W. P. CAREY & CO. LLC

2011 Investment Activity

As of December 31, 2011

(in thousands, except square footage)

Investment Activity

Acquisitions—REITs (a)

	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage
CPA®:17 – Global	Terminal Freezers, LLC	Oxnard & Watsonville, CA	$99,634	January-11	Warehouse/Distribution	866,525
CPA®:15 (15%), CPA®:17 – Global (85%)	C1000 Logistiek Vastgoed B.V. (b)	Various locations in The Netherlands	207,635	January-11	Warehouse/Distribution	2,046,858
CPA®:17 – Global	Harbor Freight Tools USA, Inc.	Dillon, SC	32,060	March-11	Warehouse/Distribution	1,010,859
CPA®:17 – Global	Dolgencorp, LLC (c)	Richwood, LA; Vass, NC & Hot Springs, VA	2,893	March-11	Retail	BTS
CPA®:17 – Global	Curtiss-Wright Flow Control Service	Middleburg Heights, OH	2,585	March-11	Industrial	28,185
CPA®:17 – Global	Flanders Corporation	Ardmore, OK; Smithfield, NC; Bartow, FL & Momence, IL	50,790	April-11	Warehouse/Distribution	722,108
CPA®:17 – Global	Berry Plastics Corporation	Evansville, IN	2,723	April-11	Industrial	263,088
CPA®:17 – Global	Dolgencorp, LLC (c)	Hopewell & Chesterfield, VA; Mount Hermon & Mangham, LA	4,311	April-11; May-11 & June-11	Retail	BTS
CPA®:17 – Global	ICF International, Inc. (c)	Martinsville, VA	14,819	May-11	Office	BTS
CPA®:15 (75%), CPA®:16 – Global (25%)	Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	Bad Salzungen, Germany	4,394	May-11	Retail	72,490
CPA®:17 – Global	CRO - San Luis Development, LLC	Chicago, IL	7,414	June-11	Retail	17,000
CPA®:17 – Global	Dolgencorp, LLC (c)	Choudrant, LA	882	July-11	Retail	BTS
CPA®:17 – Global	Precision Printing and Packing, Inc.	Clarksville, TN	7,960	August-11	Industrial	189,300
CPA®:17 – Global	Dolgencorp, LLC (c)	Gardner, LA	979	August-11	Retail	BTS
CPA®:17 – Global	Faurecia International System, Inc.	Fraser, MI	6,775	September-11	Industrial	164,153
CPA®:17 – Global	Metro AG (b)	Various locations in Italy	395,511	September-11	Retail	2,415,163
CPA®:16 – Global	IDS Manufacturing Sdn. Bhd. (b)	Shah Alam, Malaysia	3,475	October-11	Industrial	391,972
CPA®:17 – Global	Agrokor d.d (b) (c)	Various locations in Croatia	57,509	November-11	Retail	BTS
CPA®:16 – Global	Mantsinen Group Ltd. (b)	Ylämylly, Finland	1,519	November-11	Industrial	20,498
CPA®:17 – Global	American Air Liquide Holdings, Inc.	Countryside, IL	2,250	December-11	Industrial	18,264
CPA®:17 – Global	Flanders Corporation	Hudson, NY	5,217	December-11	Industrial	195,000

Total Acquisitions—Leased Properties			911,335			8,421,463

W. P. Carey 2011 Supplemental 8-K — 11

	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx	September 30,xxxxxxx
Portfolio(s)	Property Type	Property Location(s)	Purchase Price	Closing Date
CPA®:17 – Global	Self-Storage Facility	Fort Worth, TX	3,400	April-11
CWI	Hospitality	Long Beach, CA	43,600	May-11
CPA®:17 – Global	Self-Storage Facilities	Various locations in California, Hawaii and Illinois	86,015	June-11
CPA®:17 – Global	Self-Storage Facility	Kihei, HI	11,069	August-11
CPA®:17 – Global	Self-Storage Facilities	Various locations in California and Illinois	20,292	August-11
CPA®:17 – Global	Self-Storage Facility	Pearl City, HI	6,064	August-11
CWI	Hospitality	New Orleans, LA	32,300	September-11
CPA®:17 – Global	Self-Storage Facilities	Various locations in California and Illinois	8,428	September-11
CPA®:17 – Global	Self-Storage Facility	Chicago, IL	7,891	September-11
CPA®:17 – Global	Self-Storage Facilities	Various locations in California and Illinois	23,700	November-11
CPA®:17 – Global	Self-Storage Facility	Hesperia, CA	2,414	December-11

Total Acquisitions—Hospitality/Self Storage Properties			245,173

Notes Receivable

Portfolio	Borrower/Guarantor	Interest Rate	Note Amount	Closing Date	Maturity Date
CPA®:17 – Global	BPS Partners	8.00%	30,000	June-11	June-16
CPA®:17 – Global	IShops LLC	8.00%	43,000	December-11	December-14

			73,000

Total Acquisitions			$1,229,508

(a)	There were no acquisitions in our owned portfolio, except for those properties acquired in the CPA®:14/16 Merger in May 2011.
(b)	Acquisition price reflects applicable foreign exchange rate.
(c)	Acquisition includes a build-to-suit (“BTS”) transaction. Gross square footage cannot be determined at this time.

W. P. Carey 2011 Supplemental 8-K — 12

Disposition Activity

Dispositions — CPA® REITs

	000000	000000	000000	000000	000000	000000
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Disposition Date	Property Type	Gross Square Footage
CPA®:15	Childtime Childcare, Inc.	Centreville, VA	$788	February-11	Other	6,360
CPA®:15	Childtime Childcare, Inc.	Century Oaks, VA	1,700	March-11	Other	6,360
CPA®:14	Metaldyne Company	Niles, IL	1,250	April-11	Industrial	125,880
CPA®:14	Westell Technologies, Inc.	Aurora, IL	14,900	April-11	Industrial	204,235
CPA®:14	Amerix Corp.	Columbia, MD	26,000	April-11	Office	154,394
CPA®:16 – Global (50%), CPA®:15 (50%)	Goertz & Schiele (a)	Puttlingen, Germany	438	April-11	Industrial	33,314
CPA®:14	Special Devices, Inc.	Mesa, AZ	22,000	April-11	Industrial	79,275
CPA®:16 – Global	Production Resources Group	Burbank, CA	6,785	May-11	Leisure, Amusement, Entertainment	49,374
CPA®:15	Childtime Childcare, Inc.	Manassas, VA	1,765	May-11	Other	8,854
CPA®:16 – Global	International Garden	Lakewood, NJ	6,000	May-11	Warehouse/Distribution	218,201
CPA®:17 – Global	Carquest Canada Ltd. (a)	New Brunswick and Quebec, Canada	19,773	May-11	Warehouse/Distribution	231,870
CPA®:16 – Global	NutraMax Products, Inc.	Houston, TX	6,874	June-11	Industrial	253,215
CPA®:15 (67%)	Information Resources	Chicago, IL	3,170	June-11	Office	61,603
CPA®:16 – Global	Celadon Group, Inc.	Indianapolis, IN	11,180	July-11	Industrial	76,326
CPA®:16 – Global (70%), CPA®:15 (30%)	PETsMART, Inc.	Various locations in California, Florida, Illinois, Massachusetts, Maryland, Michigan and Texas	74,000	July-11	Retail	209,964
CPA®:15 (67%), CPA®:16 – Global (33%)	Best Buy Stores, L.P.	Various locations in Colorado, Illinois, Massachusetts, New Hampshire, New Mexico, Texas and Virginia	53,250	September-11	Retail	322,737
CPA®:15	Childtime Childcare, Inc.	Newport News, VA	1,685	September-11	Other	7,893
CPA®:16 – Global	Tower Automotive	Kendallville, IN	1,175	October-11	Industrial	131,000
CPA®:16 – Global	Fraikin SAS (a)	Various locations in France	6,423	October-11	Industrial	90,943
CPA®:16 – Global	International Aluminum Corp. (a)	Langley, Canada	4,802	October-11	Industrial	60,134
CPA®:16 – Global	McLane Foodservice, Inc.	Shawnee, KS	14,485	December-11	Warehouse/Distribution	244,272
CPA®:15 (44%), CPA®:16 – Global (56%)	Life Time Fitness, Inc.	Various locations in Florida and Minnesota	108,000	December-11	Other	428,750
CPA®:15	Worthington Precious Metals	Mentor, OH	1,000	December-11	Industrial	123,960

Total REIT Dispositions			387,443			3,128,914

Dispositions — Owned Portfolio
WPC LLC	AT&T Corp.	Bridgeton, MO	8,250	February-11	Industrial	85,510
WPC LLC	Wal-Mart Stores, Inc.	West Mifflin, PA	1,032	February-11	Retail	121,054
WPC LLC (33%)	Information Resources	Chicago, IL	1,575	June-11	Office	30,797
WPC LLC	Honeywell	Houston, TX	1,595	June-11	Warehouse/Distribution	32,320
WPC LLC	Cypress Creek Partners, LLC	Little Rock, AR	350	August-11	Retail	21,932
WPC LLC	Penberthy, Inc.	Prophetstown, IL	50	September-11	Industrial	161,878
WPC LLC	Vacant	Salisbury, NC	1,600	December-11	Warehouse/Distribution	301,284

Total Owned Portfolio Dispositions			14,452			754,775

Total Dispositions			$401,895			3,883,689

W. P. Carey 2011 Supplemental 8-K — 13

Foreclosure and Receivership Activity

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Outstanding Mortgage Balance	Date	Event	Gross Square Footage
CPA®:15	Vacant	Port Huron & Shelby Township, MI	$6,143	February-11	Receivership	294,883
CPA®:14	Vacant	Duluth, GA	7,141	March-11	Foreclosure	221,374
CPA®:14	Vacant	Eagan, MN	19,363	April-11	Foreclosure	99,342
CPA®:16 – Global	Vacant	Various locations in Arizona, California, Illinois, South Carolina and Texas	38,668	August-11	Receivership	132,486
WPC LLC	GTM, Inc.	Mendota Heights, MN	6,311	September-11	Receivership	136,400

			$77,626			884,485

(a)	Disposition price reflects applicable foreign exchange rate.
(b)	Disposition activity did not include properties sold by CPA®:14 to WPC LLC and CPA®:17 – Global in connection with the CPA®:14/16 Merger in May 2011.

W. P. Carey 2011 Supplemental 8-K — 14

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Rent and Historical Occupancy (Pro rata Basis)

As of December 31, 2011

(in thousands, except percentages)

Top Ten Tenants by Annualized Contractual Minimum Base Rent

	September 30,	September 30,
Tenant/Lease Guarantor	Annualized Contractual Minimum Base Rent	Percent
Federal Express Corporation (a)	$7,535	8%
Carrefour France, SAS (b)	7,419	8%
CheckFree Holdings, Inc. (a)	5,216	6%
The American Bottling Company	4,972	5%
The New York Times Company	4,423	5%
JP Morgan Chase Bank, N.A.	3,862	4%
Amylin Pharmaceuticals, Inc. (a)	3,741	4%
Orbital Sciences Corporation	3,307	4%
U.S. Airways Group, Inc.	3,297	4%
Titan Corporation	3,055	3%

Total	$46,827	51%

Weighted Average Lease Term for Portfolio: 6.4 years

W. P. Carey & Co. LLC Historical Occupancy

(a)	In connection with the CPA®:14/16 Merger in May 2011, we purchased the remaining interest in the property, in which we already had a joint interest, from CPA®:14.
(b)	Rent amounts are subject to fluctuations in foreign currency exchange rates.
(c)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. Carey 2011 Supplemental 8-K — 15

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Property Type (Pro rata Basis)

As of December 31, 2011

(in thousands, except percentages)

	September 30,	September 30,
Property Type	Square Footage	Percent
Warehouse/Distribution	4,825	36%
Industrial	4,694	35%
Office	2,639	20%
Retail	852	6%
Other Properties (a)	279	2%
Hospitality	158	1%

Total (b)	13,447	100%

Property Type	Annualized Contractual Minimum Base Rent	Percent
Office	$38,613	42%
Industrial	25,526	28%
Warehouse/Distribution	17,994	19%
Retail	5,412	6%
Other Properties (a)	4,557	5%

Total (b)	$92,102	100%

Portfolio Diversification by Property Type (based on square footage)	Portfolio Diversification by Property Type (based on annualized contractual minimum base rent)

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; self storage; and unoccupied land.
(b)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 2011 Supplemental 8-K — 16

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Tenant Industry (Pro rata Basis)

As of December 31, 2011

(in thousands, except percentages)

	September 30,	September 30,
Industry Type (a)	Annualized Contractual Minimum Base Rent	Percent
Business and Commercial Services	$14,070	15%
Retail Trade	13,854	15%
Transportation — Cargo	7,535	8%
Media: Printing and Publishing	7,003	8%
Healthcare, Education and Childcare	5,628	6%
Telecommunications	5,228	6%
Beverages, Food, and Tobacco	5,025	5%
Aerospace and Defense	4,931	5%
Electronics	4,428	5%
Banking	3,862	4%
Forest Products and Paper	3,772	4%
Transportation — Personal	3,505	4%
Machinery	2,430	3%
Grocery	1,686	2%
Consumer and Durable Goods	1,471	2%
Mining, Metals, and Primary Metal Industries	1,213	1%
Chemicals, Plastics, Rubber, and Glass	1,179	1%
Leisure, Amusement, Entertainment	952	1%
Construction and Building	878	1%
Textiles, Leather, and Apparel	872	1%
Other (b)	2,580	3%

Total (c)	$92,102	100%

(a)	Based on the Moody’s Investors Service, Inc. classification system and information provided by the tenant.
(b)	Includes revenue from tenants in the following industries: federal, state and local government (0.8%), consumer non-durable goods (0.7%), automobile (0.7%), multi-tenant properties (0.5%) and hotels and gaming (0.01%).
(c)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 2011 Supplemental 8-K — 17

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Geography (Pro rata basis)

As of December 31, 2011

(in thousands, except percentages)

	September 30,	September 30,
Region	Square Footage	Percent
U.S.
South	5,061	38%
East	2,481	18%
West	2,412	18%
Midwest	1,325	10%

U.S. Total	11,279	84%

International
France	1,670	12%
Germany	246	2%
Spain	138	1%
Poland	114	1%

International Total	2,168	16%

Total (a)	13,447	100%

Region	Annualized Contractual Minimum Base Rent	Percent
U.S.
South	$33,357	36%
West	22,568	25%
East	12,453	14%
Midwest	5,685	6%

U.S. Total	74,063	81%

International
France	13,111	14%
Germany	2,251	2%
Spain	1,686	2%
Poland	991	1%

International Total	18,039	19%

Total (a)	$92,102	100%

Portfolio Diversification by Geography (based on square footage)	Portfolio Diversification by Geography (based on annualized contractual minimum base rent)

(a)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 2011 Supplemental 8-K — 18

W. P. CAREY & CO. LLC

Owned Portfolio Analysis – Lease Maturities (Pro rata Basis)

As of December 31, 2011

(in thousands, except percentages)

	September 30,	September 30,
Year of Lease Expiration (a)	Annualized Contractual Minimum Base Rent	Percent
2012 (b)	$8,980	10%
2013	3,791	4%
2014	11,716	13%
2015	13,100	14%
2016	6,633	7%
2017	6,435	7%
2018	4,626	5%
2019	14,414	16%
2020	2,767	3%
2021	3,500	4%
2022	1,761	2%
2023	—	0%
2024	4,423	5%
2025	1,200	1%
2026	948	1%
2027	2,251	2%
2028	—	0%
2029	—	0%
2030	5,557	6%

Total (c)	$92,102	100%

Weighted Average Years to Maturity: 6.4

(a)	Assumes tenant does not exercise renewal option.
(b)	Month-to-month properties are counted in 2011 revenue stream.
(c)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 2011 Supplemental 8-K — 19

W. P. CAREY & CO. LLC

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	September 30,	September 30,
	December 31,
	2011	2010
Assets
Investments in real estate:
Real estate, at cost (inclusive of amounts attributable to consolidated VIEs of $41,032 and $39,718, respectively)	$646,482	$560,592
Operating real estate, at cost (inclusive of amounts attributable to consolidated VIEs of $26,318 and $25,665, respectively)	109,875	109,851
Accumulated depreciation (inclusive of amounts attributable to consolidated VIEs of $22,350 and $20,431, respectively)	(135,175)	(122,312)

Net investments in properties	621,182	548,131
Net investments in direct financing leases	58,000	76,550
Equity investments in real estate and the REITs	538,749	322,294

Net investments in real estate	1,217,931	946,975
Cash and cash equivalents (inclusive of amounts attributable to consolidated VIEs of $230 and $86, respectively)	29,297	64,693
Due from affiliates	38,369	38,793
Intangible assets and goodwill, net	125,957	87,768
Other assets, net (inclusive of amounts attributable to consolidated VIEs of $2,773 and $1,845, respectively)	51,069	34,097

Total assets	$1,462,623	$1,172,326

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt (inclusive of amounts attributable to consolidated VIEs of $14,261 and $9,593, respectively)	$356,209	$255,232
Line of credit	233,160	141,750
Accounts payable, accrued expenses and other liabilities (inclusive of amounts attributable to consolidated VIEs of $1,651 and $2,275, respectively)	82,055	40,808
Income taxes, net	44,783	41,443
Distributions payable	22,314	20,073

Total liabilities	738,521	499,306

Redeemable noncontrolling interest	7,700	7,546

Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,717,286 and 39,454,847 shares issued and outstanding, respectively	779,071	763,734
Distributions in excess of accumulated earnings	(95,046)	(145,769)
Deferred compensation obligation	7,063	10,511
Accumulated other comprehensive loss	(8,507)	(3,463)

Total W. P. Carey members’ equity	682,581	625,013
Noncontrolling interests	33,821	40,461

Total equity	716,402	665,474

Total liabilities and equity	$1,462,623	$1,172,326

W. P. Carey 2011 Supplemental 8-K — 20

W. P. CAREY & CO. LLC

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	September 30,	September 30,	September 30,
	Years Ended December 31,
	2011	2010	2009
Revenues
Asset management revenue	$66,808	$76,246	$76,621
Structuring revenue	46,831	44,525	23,273
Incentive, termination and subordinated disposition revenue	52,515	—	—
Wholesaling revenue	11,664	11,096	7,691
Reimbursed costs from affiliates	64,829	60,023	47,534
Lease revenues	70,206	59,881	58,564
Other real estate income	23,556	18,083	14,698

	336,409	269,854	228,381

Operating Expenses
General and administrative	(93,707)	(73,429)	(63,818)
Reimbursable costs	(64,829)	(60,023)	(47,534)
Depreciation and amortization	(28,518)	(22,604)	(20,879)
Property expenses	(13,241)	(10,416)	(6,699)
Other real estate expenses	(10,784)	(8,121)	(7,308)
Impairment charges	(10,432)	(1,140)	(3,516)

	(221,511)	(175,733)	(149,754)

Other Income and Expenses
Other interest income	2,001	1,268	1,713
Income from equity investments in real estate and the REITs	51,228	30,992	13,425
Gain on change in control of interests	27,859	—	—
Other income and (expenses)	4,550	1,407	7,357
Interest expense	(21,920)	(15,725)	(14,462)

	63,718	17,942	8,033

Income from continuing operations before income taxes	178,616	112,063	86,660
Provision for income taxes	(37,228)	(25,822)	(22,793)

Income from continuing operations	141,388	86,241	63,867

Discontinued Operations
Income from operations of discontinued properties	174	2,491	5,908
Gain on deconsolidation of a subsidiary	1,008	—	—
(Loss) gain on sale of real estate	(3,391)	460	7,701
Impairment charges	(41)	(14,241)	(6,908)

(Loss) income from discontinued operations	(2,250)	(11,290)	6,701

Net Income	139,138	74,951	70,568
Add: Net loss attributable to noncontrolling interests	1,864	314	713
Less: Net income attributable to redeemable noncontrolling interest	(1,923)	(1,293)	(2,258)

Net Income Attributable to W. P. Carey Members	$139,079	$73,972	$69,023

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$3.50	$2.14	$1.57
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.06)	(0.28)	0.17

Net income attributable to W. P. Carey members	$3.44	$1.86	$1.74

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$3.47	$2.14	$1.57
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.05)	(0.28)	0.17

Net income attributable to W. P. Carey members	$3.42	$1.86	$1.74

Weighted Average Shares Outstanding
Basic	39,819,475	39,514,746	39,019,709

Diluted	40,098,095	40,007,894	39,712,735

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$141,329	$85,262	$62,322
(Loss) income from discontinued operations, net of tax	(2,250)	(11,290)	6,701

Net income	$139,079	$73,972	$69,023

W. P. Carey 2011 Supplemental 8-K — 21

W. P. CAREY & CO. LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	September 30,	September 30,	September 30,
	Years Ended December 31,
	2011	2010	2009
Cash Flows — Operating Activities
Net income	$139,138	$74,951	$70,568
Adjustments to net income:
Depreciation and amortization, including intangible assets and deferred financing costs	29,616	24,443	24,476
Loss (income) from equity investments in real estate and the REITs in excess of distributions received	310	(4,920)	(2,258)
Straight-line rent and financing lease adjustments	(3,698)	286	2,223
Amortization of deferred revenue	(6,291)	—	—
Gain on deconsolidation of a subsidiary	(1,008)	—	—
Loss (gain) on sale of real estate	3,391	(460)	(7,701)
Gain on extinguishment of debt	—	—	(6,991)
Unrealized loss (gain) on foreign currency transactions and others	138	300	(174)
Realized gain on foreign currency transactions and others	(965)	(731)	(257)
Allocation of (loss) earnings to profit-sharing interest	—	(781)	3,900
Management and disposition income received in shares of affiliates	(73,936)	(35,235)	(31,721)
Gain on conversion of shares	(3,806)	—	—
Gain on change in control of interests	(27,859)	—	—
Impairment charges	10,473	15,381	10,424
Stock-based compensation expense	17,716	7,082	9,336
Deferred acquisition revenue received	21,546	21,204	25,068
Increase in structuring revenue receivable	(19,537)	(20,237)	(11,672)
Increase (decrease) in income taxes, net	244	(1,288)	(9,276)
Net changes in other operating assets and liabilities	(5,356)	6,422	(1,401)

Net cash provided by operating activities	80,116	86,417	74,544

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and the REITs in excess of equity income	20,807	18,758	39,102
Capital contributions to equity investments	(2,297)	—	(2,872)
Purchase of interests in CPA®:16 — Global	(121,315)	—	—
Purchases of real estate and equity investments in real estate	(24,315)	(96,884)	(39,632)
VAT paid in connection with acquisition of real estate	—	(4,222)	—
VAT refunded in connection with acquisitions of real estate	5,035	—	—
Capital expenditures	(13,239)	(5,135)	(7,775)
Cash acquired on acquisition of subsidiaries	57	—	—
Proceeds from sale of real estate	12,516	14,591	43,487
Proceeds from sale of securities	818	—	—
Proceeds from transfer of profit-sharing interest	—	—	21,928
Funding of short-term loans to affiliates	(96,000)	—	—
Proceeds from repayment of short-term loans to affiliates	96,000	—	—
Funds released from escrow	2,584	36,620	—
Funds placed in escrow	(6,735)	(1,571)	(36,132)

Net cash (used in) provided by investing activities	(126,084)	(37,843)	18,106

Cash Flows — Financing Activities
Distributions paid	(85,814)	(92,591)	(78,618)
Contributions from noncontrolling interests	3,223	14,261	2,947
Distributions to noncontrolling interests	(7,258)	(4,360)	(5,505)
Contributions from profit-sharing interest	—	3,694	—
Distributions to profit-sharing interest	—	(693)	(5,645)
Purchase of noncontrolling interest	(7,502)	—	(15,380)
Scheduled payments of mortgage principal	(25,327)	(14,324)	(9,534)
Prepayments of mortgage principal	—	—	(13,974)
Proceeds from mortgage financing	45,491	56,841	42,495
Proceeds from lines of credit	251,410	83,250	150,500
Repayments of lines of credit	(160,000)	(52,500)	(148,518)
Proceeds from loans from affiliates	—	—	1,625
Repayments of loans from affiliates	—	—	(1,770)
Payment of financing costs	(7,778)	(1,204)	(862)
Proceeds from issuance of shares	1,488	3,724	1,507
Windfall tax benefit associated with stock-based compensation awards	2,569	2,354	143
Repurchase and retirement of shares	—	—	(10,686)

Net cash provided by (used in) financing activities	10,502	(1,548)	(91,275)

Change in Cash and Cash Equivalents During the Year
Effect of exchange rate changes on cash	70	(783)	276

Net (decrease) increase in cash and cash equivalents	(35,396)	46,243	1,651
Cash and cash equivalents, beginning of year	64,693	18,450	16,799

Cash and cash equivalents, end of year	$29,297	$64,693	$18,450

W. P. Carey 2011 Supplemental 8-K — 22

W. P. CAREY & CO. LLC

Owned Portfolio Detailed Property Summary (Pro rata Basis)

As of December 31, 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	$1,813	1.97%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.97%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.97%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.97%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	213	0.23%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	70	0.08%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						432,672	7,535	8.18%

Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	174,267	1,003	1.09%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	177,792	1,001	1.09%	INSEE (b)	Jun-2016	Jun-2019
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	152,370	915	0.99%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	126,929	731	0.79%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	134,942	676	0.73%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	122,596	629	0.68%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	101,252	608	0.66%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	107,962	541	0.59%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	99,265	509	0.55%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	60,294	347	0.38%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	68,479	343	0.37%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	7,524	43	0.05%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,349	25	0.03%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	2,899	17	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,599	15	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,554	13	0.01%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (b)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,669	7,419	8.05%

CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	100,125	2,032	2.21%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	68,300	1,724	1.87%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	52,250	1,301	1.41%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Land	Business and Commercial Services	South	1	159	0.17%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						220,676	5,216	5.66%

W. P. Carey 2011 Supplemental 8-K — 23

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	3,016	3.27%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,956	2.12%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,972	5.40%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,423	4.80%	Fixed	Mar-2024	Mar-2044

JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,862	4.19%	None	Feb-2030	Feb-2050

Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Office	Business and Commercial Services	West	71,902	1,870	2.03%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Industrial	Business and Commercial Services	West	72,409	1,870	2.03%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						144,311	3,741	4.06%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,307	3.59%	CPI	Sep-2019	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.58%	CPI	Apr-2014	Nov-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.32%	CPI	Jul-2012	Jul-2017

Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	602	0.65%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,621	602	0.65%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,667	376	0.41%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	376	0.41%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	376	0.41%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,814	376	0.41%	INSEE (b)	Sep-2021	Sep-2030

Medica France S.A. Total						154,312	2,708	2.94%

Bouygues Telecom, S.A. (a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	45,459	1,664	1.81%	INSEE (b)	Feb-2013	Feb-2013
Bouygues Telecom, S.A. (a)	95%	Tours, France	Office	Telecommunications	Europe	57,264	907	0.98%	INSEE (b)	Sep-2012	Sep-2012
Bouygues Telecom, S.A. (a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	3,689	—	0.00%	INSEE (b)	Dec-2015	May-2020

Bouygues Telecom, S.A. Total						106,412	2,571	2.79%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,251	2.44%	CPI	Oct-2027	Oct-2047

W. P. Carey 2011 Supplemental 8-K — 24

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Aug-2037

W. P. Carey 2011 Supplemental 8-K — 25

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.03%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.03%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.03%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019

AutoZone, Inc. Total						302,230	2,217	2.41%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.58%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.60%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.18%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,564	1.70%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.39%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	2.09%

Eroski Sociedad Cooperativa	70%	Mallorca, Spain	Warehouse/Distribution	Retail Trade	Europe	432,559	1,720	1.87%	3% or CPI	Jun-2030	Jun-2045

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	138,383	1,686	1.83%	CPI	Dec-2017	Dec-2042

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	676	0.73%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	272	0.30%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	221	0.24%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	150	0.16%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	131	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	129	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	46	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,625	1.76%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,572	1.71%	CPI	Aug-2018	Aug-2018

W. P. Carey 2011 Supplemental 8-K — 26

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,530	1.66%	Fixed	May-2016	May-2021

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,119	1.22%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	255	0.28%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,374	1.49%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	891	0.97%	CPI	Dec-2011	Dec-2011
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	411	0.45%	CPI	Dec-2011	Dec-2011

Cleo, Inc. Total						1,006,170	1,302	1.41%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,108	1.20%	Fixed	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	71	0.08%	Fixed	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						369,537	1,179	1.28%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	859	0.93%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	309	0.34%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,169	1.27%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	606	0.66%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	256	0.28%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	254	0.28%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	46	0.05%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,162	1.26%

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,570	991	1.08%	CPI	Dec-2025	Dec-2040

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	952	1.03%	CPI	Jun-2017	Jun-2037

Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.89%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,791	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	948	1.03%

W. P. Carey 2011 Supplemental 8-K — 27

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	1.00%	CPI	Dec-2014	Dec-2029

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	48,207	482	0.52%	Fixed	May-2018	May-2025
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	309	0.34%	Fixed	Jun-2012	Jun-2012
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	8,921	91	0.10%	Fixed	Dec-2014	Dec-2017

Lockheed Martin Corporation Total						87,304	883	0.97%

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.80%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.16%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.95%

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	872	0.95%	CPI	Jun-2020	Jun-2020

The SI Organization, Inc.	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	0.94%	Fixed	Jul-2013	Jul-2023

SymphonyIRI Group, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	791	0.86%	CPI	Jan-2021	Jan-2021

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	698	0.76%	Fixed	Apr-2016	Apr-2016

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	632	0.69%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.05%	CPI	Jan-2016	Jan-2041

W. P. Carey 2011 Supplemental 8-K — 28

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	560	0.61%

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	500	0.54%	Fixed	Apr-2012	Apr-2017

United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	256	0.28%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,560	241	0.26%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						122,658	497	0.54%

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.53%	Fixed	Jun-2017	Jun-2020

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	36,629	211	0.22%	None	Sep-2013	Sep-2013
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	32,503	219	0.24%	None	Sep-2015	Sep-2020

United Space Alliance, LLC						69,132	430	0.45%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	405	0.44%	Fixed	Apr-2012	Apr-2018

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.23%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.20%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.42%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.42%	CPI	Nov-2022	Nov-2022

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	338	0.37%	Fixed	Jul-2016	Jul-2026

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.36%	None	Jan-2020	Jan-2025

Richard Design Services, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	300	0.33%	Other	Feb-2012	May-2012

W. P. Carey 2011 Supplemental 8-K — 29

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.32%	CPI	Jul-2013	Dec-2022

Groupe SOFEMO	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	16,631	298	0.32%	INSEE (b)	Jan-2014	Jan-2020

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.19%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.10%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.30%

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	265	0.29%	Fixed	Feb-2018	Feb-2023

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.24%	Fixed	Feb-2013	Feb-2013

Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	209	0.23%	Fixed	Apr-2025	Apr-2025

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	80,692	208	0.23%	Various	Various	Various

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	207	0.22%	Fixed	Jul-2013	Jul-2013
Continental Airlines, Inc.	100%	Houston, TX	Land	Transportation - Personal	South	1	—	0.00%	Fixed	Jul-2013	Jul-2013

Continental Airlines, Inc.						25,126	207	0.22%

Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/Distribution	Consumer Non-durable Goods	South	75,000	190	0.21%	CPI	Mar-2014	Mar-2014

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	179	0.19%	Fixed	Mar-2014	Mar-2017

USA Self Storage, LLC	100%	Pensacola, FL	Self Storage	Buildings and Real Estate	South	51,867	176	0.19%	Fixed	Dec-2012	Dec-2012

SUPINFO International University	75%	Illkirch-Graffenstaden, France	Office	N/A	Europe	6,999	114	0.12%	None	Mar-2019	Mar-2019

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	56	0.06%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	54	0.06%	Fixed	Oct-2017	Oct-2022

Golder Associates Inc. Total						15,796	110	0.12%

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.10%	None	Oct-2014	Oct-2019

W. P. Carey 2011 Supplemental 8-K — 30

	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (e)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (e)	Increase Factor	Lease Expiration	Maximum Term

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	91	0.10%	Fixed	Jul-2012	Sep-2016

EnGlobal U.S.	100%	Beaumont, TX	Office	N/A	South	8,580	84	0.09%	N/A	Sep-2014	Sep-2024

Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.06%	None	Oct-2017	Oct-2037

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Fixed	Dec-2017	Dec-2022

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	45	0.05%	Fixed	Aug-2013	Aug-2016

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	23	0.02%	Fixed	Nov-2014	Nov-2014

Knight Security Systems	100%	Houston, TX	Office	Business and Commercial Services	South	4,456	13	0.01%	Fixed	Jun-2016	Jun-2021

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2012	Apr-2012

Action Buys Cars, Inc. (c)	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	—	0.00%	Fixed	Jan-2014	Jan-2014

Google, Inc.	100%	Venice, CA	Office	Telecommunications	West	67,681	—	0.00%	Fixed	Oct-2025	Oct-2035

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	—	0.00%	Fixed	Nov-2011	Nov-2021

Common Area (c)	95%	Tours, France	Office	N/A	Europe	10,655	—	0.00%	None	Sep-2012	Sep-2012

Vacant	100%	Charlotte, NC	Industrial	N/A	East	437,500	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	37,450	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Warehouse/Distribution	N/A	South	34,804	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	32,045	—	—	N/A	N/A	N/A
Vacant	100%	Brewton, AL	Retail	N/A	South	30,625	—	—	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	28,284	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	23,756	—	—	N/A	N/A	N/A

Vacant Total						942,545	—	—

Grand Total (d)						13,446,622	$92,102	100%

(a)	Rents reflect a conversion rate of 1.2950 EUR/USD as of December 31, 2011.
(b)	INSEE construction index, an index published quarterly by the French Government.
(c)	Tenant is occupying property on a month-to-month (MTM) basis.
(d)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).
(e)	Numbers may not add due to rounding.

W. P. Carey 2011 Supplemental 8-K — 31